UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2017

THE GEO GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	1-14260	65-0043078
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

621 NW 53rd Street, Suite 700, Boca Raton, Florida	33487
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (561) 893-0101

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 1	Registrant’s Business and Operations

Item 1.01.	Entry into a Material Definitive Agreement.

On November 9, 2017, The GEO Group, Inc. (“GEO” or the “Company”) entered into separate Equity Distribution Agreements (the “Equity Distribution Agreements”) with each of SunTrust Robinson Humphrey, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., BNP Paribas Securities Corp., Fifth Third Securities, Inc., HSBC Securities (USA) Inc. and J.P. Morgan Securities LLC (the “Sales Agents”), pursuant to which the Company may sell from time to time, in a continuous equity offering program under its Registration Statement on Form S-3ASR (File No. 333-221055) shares of the Company’s common stock, par value $0.01 per share, having an aggregate offering price of up to $150,000,000 (the “Shares”) through the Sales Agents, acting as the Company’s agent and/or principal. Sales of the Shares made pursuant to the Equity Distribution Agreements, if any, may be made in negotiated transactions that are deemed to be “at the market” offerings, including sales made directly on the New York Stock Exchange or sales made to or through a market maker other than on an exchange. Each Sales Agent will receive from the Company a commission of up to 2.0% of the gross sales price of all Shares sold through it under the applicable Equity Distribution Agreement.

This equity offering program replaces the equity offering program that was filed on November 10, 2014 under the Company’s prior shelf registration statement on Form S-3ASR that expired on September 12, 2017.

The Company is not obligated to sell and the Sales Agents are not obligated to buy or sell any Shares under the Equity Distribution Agreements. No assurance can be given that the Company will sell any Shares under the Equity Distribution Agreements, or, if it does, as to the price or amount of Shares that it will sell, or the dates when such sales will take place.

The Company made certain customary representations, warranties and covenants in each of the Equity Distribution Agreements and also agreed to indemnify the Sales Agents against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

Each Sales Agent has provided, and may in the future provide, various investment banking, commercial banking, fiduciary and advisory services for us from time to time for which they have received, and may in the future receive, customary fees and expenses. Certain of the Sales Agents or their respective affiliates are lenders under our senior credit facility. Each Sales Agent and their respective affiliates may, from time to time, engage in other transactions with and perform services for us in the ordinary course of their business.

In addition, in the ordinary course of their business activities, the Sales Agents and their respective affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers. Such investments and securities activities may involve securities and/or instruments of the Company or the Company’s affiliates. The Sales Agents and their respective affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or financial instruments and may hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there by any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. A form of the Equity Distribution Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and the description of the material terms of the Equity Distribution Agreements in this Item 1.01 is qualified in its entirety by reference to Exhibit 1.1, which is incorporated herein by reference.

Certain legal opinions related to the Registration Statement are also filed as Exhibits 5.1 and 8.1 to this Current Report on Form 8-K.

Section 8	Other Events

Item 8.01.	Other Events

The following disclosure provides an update to the Company’s legal proceedings from the disclosure set forth in the Form 10-Q filed on November 3, 2017:

On October 22, 2014, nine current and former civil immigration detainees who were detained at the Aurora Immigration Detention Center filed a purported class action lawsuit against the Company in the United States District Court for the District of Colorado (the “Court”). The complaint alleged that the Company was in violation of the Colorado Minimum Wages of Workers Act and the Trafficking Victims Protection Act, and claimed that the Company was unjustly enriched as a result of the level of payment that the detainees received for work performed at the facility, even though the voluntary work program as well as the wage rates and standards associated with the program that are at issue in this case are authorized by the Federal government under guidelines approved by the United States Congress. On July 6, 2015, the Court granted the Company’s motion to dismiss the claim against the Company under the Colorado Minimum Wages of Workers Act but otherwise denied the Company’s motion to dismiss. On February 27, 2017, the Court granted the plaintiffs’ motion for class certification. The Court ordered the parties to file a revised Proposed Stipulated Scheduling and Discovery Order by March 27, 2017 to proceed with the case. On March 13, 2017, GEO filed for permission to appeal this class certification order directly to the 10th Circuit Court of Appeal. On April 11, 2017, the 10th Circuit Court of Appeal granted GEO’s petition to hear the case. As a result, GEO has filed a motion to stay the proceedings in the trial court. The Court has allowed limited discovery to proceed. The plaintiffs seek actual damages, compensatory damages, exemplary damages, punitive damages, restitution, attorneys’ fees and costs, and such other relief as the Court may deem proper. The Attorney General for the State of Washington and a former detainee of the Northwest Detention Center in Tacoma, Washington (on behalf of a purported class) have also filed lawsuits against the Company regarding similar claims alleging violations of minimum wage statutes and/or unjust enrichment. The Company intends to take all necessary steps to vigorously defend itself and has consistently refuted the allegations and claims in the lawsuits. The Company has not recorded an accrual relating to any of these matters at this time, as a loss is not considered probable nor reasonably estimable at this stage of the lawsuits. If the Company had to change the level of compensation under the voluntary work program, or to substitute employee work for voluntary work, this could increase the costs of operating these facilities.

Section 9	Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
1.1	Form of Equity Distribution Agreement, dated November 9, 2017, by and among The GEO Group, Inc. and each of SunTrust Robinson Humphrey, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., BNP Paribas Securities Corp., Fifth Third Securities, Inc., HSBC Securities (USA) Inc. and J.P. Morgan Securities LLC.

5.1	Opinion of Akerman LLP regarding the legality of the common stock being registered.

8.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP relating to tax matters.

23.1	Consent of Akerman LLP (included in Exhibit 5.1).

23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GEO GROUP, INC.

November 9, 2017	By:	/s/ Brian R. Evans
Date		Brian R. Evans Senior Vice President and Chief Financial Officer (Principal Financial Officer)

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